UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 3, 2011

MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

1-6627

(Commission File Number)

Pennsylvania	25-0927646
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 3, 2011, Michael Baker Corporation (the “Company”) entered into a definitive agreement (the “Agreement”) effective as of October 1, 2011, with RBF Consulting (“RBF”), the twelve largest shareholders of RBF (the “Significant Shareholders”), and James E. McDonald as Shareholders’ Representative, to acquire all of the shares of RBF for a purchase price of approximately $45.7 million in cash (paid from cash on hand) and $4.3 million of shares of the Company’s common stock. All of remaining shareholders of RBF executed a short form of individual purchase agreement. The purchase price is subject to a working capital adjustment. The sale was completed on October 3, 2011.

Founded in 1944, RBF has 17 offices in California, Nevada and Arizona. RBF provides comprehensive planning, design and construction services for its clients including public and governmental agencies, the development community, private enterprise, non-profit agencies and colleague firms.

The foregoing description of the transaction consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure under Item 1.01 of this Current Report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 8.01.	Other Events.

October 3, 2011, the Company issued a press release announcing that it completed the acquisition of RBF. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(d)	The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of October 1, 2011, by and among RBF Consulting, The Significant Shareholders, James E. McDonald, as Shareholders’ Representative, and Michael Baker Corporation.*

99.1	Press release dated October 3, 2011.

*	The schedules, annexes and exhibits to this agreement have been omitted. A copy of the omitted schedules, annexes and exhibits will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION

By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer

Date: October 6, 2011

EXHIBIT INDEX

Number	Description	Method of Filing

2.1	Stock Purchase Agreement, dated as of October 1, 2011, by and among RBF Consulting, The Significant Shareholders, James E. McDonald, as Shareholders’ Representative, and Michael Baker Corporation.*	Filed herewith.

99.1	Press release dated October 3, 2011.	Filed herewith.

*	The schedules, annexes and exhibits to this agreement have been omitted. A copy of the omitted schedules, annexes and exhibits will be provided to the Securities and Exchange Commission upon request.